Shareholders' Equity	12 Months Ended
Dec. 31, 2017
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Shareholders' Equity
21.	Shareholders’ Equity

(a)	Common Shares:

On March 30, 2017, the general meeting of shareholders of the Company approved the issuance of 9,487,500 common shares of a nominal or par value of US$0.0033 each of the Company in a Securities and Exchange Commission registered Initial Public Offering, which includes an over-allotment option of up to 1,237,500 Common Shares.

At December 31, 2016 and 2017, the Company had 21,437,076 and 31,557,785 of common shares, respectively, with a par value of US$0.0033 issued and outstanding, respectively. All common shares rank equally with regard to the Company’s residual assets. Holders of these shares are entitled to dividends and to one vote per share at general meetings of the Company. The Company has not declared a dividend for the years ended December 31, 2015, 2016, and 2017.

(b)	Initial Public Offering:

On April 18, 2017, the Company completed its Initial Public Offering (IPO). The Company sold 8,250,000 of its common shares at a public offering price of $18.00 per common share, for gross proceeds of $148.5 million (or R$459.7 million, using the exchange rate on the date of completion of the IPO). The Company received net proceeds of $134.2 million (or R$415.6 million, using the exchange rate on the date of completion of the IPO), after deducting $9.7 million (or R$29.9 million, using the exchange rate on the date of completion of the IPO) in underwriting discounts and commissions and $4.6 million (or R$14.2 million, using the exchange rate on the date of completion of the IPO) of offering expenses.

(c)	Convertible Notes:

On February 22, 2017, the Company entered into a note purchase agreement pursuant to which it issued and sold unsecured promissory notes convertible into its common shares, in the aggregate principal amount of US$30.0 million, to certain of its shareholders.

The Company determined that the convertible notes constituted a hybrid instrument with characteristics of a debt containing embedded derivative features requiring separate accounting as a derivative instrument. The liability related to the convertible notes was initially recorded at fair value and, subsequently, at amortized cost. The embedded derivative associated with the convertible notes was recorded at fair value with its changes being recorded in the statement of profit or loss.

Immediately prior to the completion of the IPO, the convertible notes (principal amount and any unpaid accrued interest) and its embedded derivative was converted into our common shares with a 10% price discount relative to the initial public offering price of the Company’s outstanding common shares. The value of the Company’s outstanding convertible notes (principal amount and unpaid accrued interest) and its embedded derivative was US$ 30,4 million (or R$94,2 million, using the exchange rate on the date of completion of the IPO) that was converted in 1,870,709 common shares.

(d)	Treasury Shares

All rights attached to the Company’s common shares held by the Company (i.e. treasury shares) are suspended until those shares are reissued. During 2015 and 2016, the Company’s board of directors approved the repurchase of 5,257 and 7,320 of its own common shares.

A summary of treasury shares activities during the years ended December 31, 2015, 2016 and 2017 is set forth in the following table:

	No. Shares	Share Capital
		BRL		USD
Balance at January 1, 2015	10,074	R$	547
Repurchased	5,257		378

Balance at December 31, 2015	15,331	R$	925
Repurchased	7,320		608

Balance at December 31, 2016	22,651		1,533	US$	463
Repurchased	—		—		—

Balance at December 31, 2017	22,651	R$	1,533	US$	463